Exhibit 99.1
CORRECTING and REPLACING MeridianLink Reports Second Quarter 2021 Results
Revenue of $68.5 million grows 38% year-over-year

CORRECTION...by MeridianLink, Inc.

COSTA MESA, Calif., September 8, 2021 — In the release dated September 7, 2021, in the table “Net Revenues by Solution Type,” for the period “Three months ended June 30, 2020,” the figure for “Lending Software Solutions Contribution” should read: 12% (instead of 7%). The figure for “Total % Mortgage Loan Market Contribution” should read: 39% (instead of 37%).
The updated release reads:

MeridianLink Reports Second Quarter 2021 Results
Revenue of $68.5 million grows 38% year-over-year

MeridianLink, Inc. (NYSE: MLNK), a cloud-based technology company that enables banks, credit unions, mortgage lenders, specialty lending providers, and consumer reporting agencies (CRAs) to streamline loan decision making and origination, and credit reporting and background screening workflows, today announced financial results for the second quarter ended June 30, 2021.
“MeridianLink delivered strong performance throughout our business in Q2,” said Nicolaas Vlok, chief executive officer of MeridianLink. “We have great momentum in the business as MeridianLink continues to help financial institutions and CRAs bring equity to lending, placing power in the consumer’s hands through our lending and data verification platforms. I couldn’t be prouder of these results which showcase both our robust organic growth and best-in-class margins.”
“Given our leadership position in the market, our operational execution and the positive market dynamics, we are confident in our growth trajectory. As financial institutions respond to customer demands for more integrated digital banking, lending, and data verification experiences, we are ideally positioned to help new and existing customers meet evolving consumer needs through our dynamic platform. As a result of this, I am even more optimistic about the opportunity ahead of us.”
Financial Highlights:
•Revenue of $68.5 million, an increase of 38% year-over-year
•Operating profit of $19.2 million, or 28% of revenue
•Adjusted EBITDA of $33.4 million, or 49% of revenue
•Cash flow from operations of $21.2 million, and Free Cash Flow of $19.5 million

Initial Public Offering:
•MeridianLink completed its initial public offering on July 28, 2021, for net proceeds of $241.5 million, after deducting underwriters’ discounts
•A portion of the net proceeds were used to repay $75.0 million of borrowings outstanding under our first lien credit agreement and all borrowings outstanding under our second lien credit agreement of $125.0 million

Business and Operating Highlights:
•The 2021 Virtual User Forum took place in May and had a total of 80 sessions over three days. There were more than 2,100 unique attendees and over 13,000 cumulative attendees for all sessions to engage with and learn more about MeridianLink’s Lending offerings
•The organization completed the acquisition of Saylent on April 1st. Saylent contributes key data and marketing capabilities to the MeridianLink One platform, which will continue to be enhanced and integrated
•The company had another strong quarter of new logo wins, including key signings in specialty lending, continued bank and credit union expansion, and also several new customers for MerdianLink’s Data Verification Solutions

Business Outlook
Based on information as of today, September 7, 2021, the Company issues the following financial guidance.
Third Quarter Fiscal 2021:
•Revenue is expected to be in the range of $62.9 million to $63.5 million
•Adjusted EBITDA is expected to be in the range of $25.0 million to $25.6 million

Full Year 2021:
•Revenue is expected to be in the range of $256.7 million to $257.9 million
•Adjusted EBITDA is expected to be in the range of $112.3 million to $113.5 million

Conference Call Information
MeridianLink will hold a conference call to discuss our second quarter 2021 results today, September 7, 2021, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (877) 284-4396 from the United States and Canada or (873) 415-0298 internationally with conference ID 4917618. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink ’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until approximately 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on Tuesday, September 14, 2021, at (800) 585-8367 from the United States and Canada or (416) 621-4642 internationally with conference ID 4917618.

For More Information:
Press Contacts
ICR for MeridianLink
MeridianLink-PR@icrinc.com

Becky Frost
(714) 784-5839
becky.frost@meridianlink.com

Investor Relations Contact
Erik Schneider
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink
MeridianLink® (NYSE: MLNK) is a leading provider of cloud-based software solutions for financial institutions, including banks, credit unions, mortgage lenders, specialty lending providers and consumer reporting agencies. Headquartered in Costa Mesa, California, MeridianLink provides services to more than 1,900 customers, including a majority of the financial institutions on Forbes’ 2020 lists of America’s Best Credit Unions and Banks. Further information can be found at www.meridianlink.com.

Non-GAAP Financial Measures
To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as Adjusted EBITDA and Adjusted EBITDA margin; non-GAAP operating income; non-GAAP net income; non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Adjusted EBITDA: net income before interest expense, taxes, depreciation, amortization, unit-based compensation expense, certain expenses associated with our IPO, and sponsor and third-party acquisition-related costs, and deferred revenue reduction from purchase accounting
•Non-GAAP operating income: GAAP income from operations, excluding the impact of stock-based compensation, employer taxes specific to equity compensation awards, and sponsor and third-party acquisition-related costs
•Non-GAAP net income: GAAP net income, excluding the impact of stock-based compensation, employer taxes specific to equity compensation awards, and sponsor and third-party acquisition-related costs
•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of stock-based compensation, employer taxes specific to equity compensation awards, and amortization of developed technology
•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of stock-based compensation and employer taxes specific to equity compensation awards
•Free cash flow: GAAP cash flow from operating activities plus GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software)
Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements
This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our future financial and operational performance, our strategic initiatives, our development or delivery of new or enhanced solutions, our market size and growth opportunities, and our competitive positioning. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth under the caption “Risk Factors” in our final prospectus filed on July 28, 2021, and our other SEC filings. Additional information will also be set forth in Item 1A. Risk Factors, or elsewhere, in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021. Any forward-looking statement contained herein or provided on the related conference call is based on reasonable assumptions as of the date hereof. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Consolidated Balance Sheet
(unaudited)
(in thousands, except unit and per unit data)

	June 30,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$29,236	$37,739
Restricted cash	2,221	2,142
Accounts receivable, net of allowance for doubtful accounts	29,086	22,358
Prepaid expenses and other current assets	9,322	5,812
Related party receivable from sellers of MeridianLink	—	4,123
Total current assets	69,865	72,174
Property and equipment, net	7,105	7,600
Intangible assets, net	320,162	328,032
Deferred tax assets, net	5,121	9,484
Goodwill	565,054	542,965
Other assets	3,043	3,450
Total assets	$970,350	$963,705

Liabilities and Members’ Deficit
Current liabilities:
Accounts payable	$2,400	$2,257
Accrued liabilities	21,730	21,070
Deferred revenue	21,094	10,873
TazWorks, LLC purchase liability	—	85,646
Related party liability due to sellers of MeridianLink	—	30,000
Payable due to sellers of Teledata Communications, Inc.	2,142	—
Current portion of long-term debt, net of debt issuance costs	1,757	2,955
Total current liabilities	49,123	152,801
Long-term debt, net of debt issuance costs	613,095	516,877
Deferred rent	456	543
Other long-term liabilities	127	—
Total liabilities	662,801	670,221
Commitments and contingencies

Class A units, no par value, unlimited units authorized, 319,859 and 319,913 units issued and outstanding as of June 30, 2021 and December 31, 2020, respectively; liquidation preference of $420,706 and $402,607 as of June 30, 2021 and December 31, 2020, respectively	319,859	319,913

Members’ Deficit

Class B units, no par value, unlimited units authorized, 52,112,904 and 51,492,805 units issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	9	—

Additional paid-in capital	3,368	3,909
Accumulated deficit	(15,687)	(30,338)
Total members’ deficit	(12,310)	(26,429)
Total liabilities, preferred units, and members’ deficit	$970,350	$963,705

Consolidated Statements of Operations
(unaudited)
(in thousands, except unit and per unit data)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020

Revenues, net	$68,474	$49,535	$136,285	$93,153
Cost of revenues:
Subscription and services	17,997	12,114	34,611	23,249
Amortization of developed technology	3,109	2,131	5,971	4,204
Total cost of revenues	21,106	14,245	40,582	27,453
Gross profit	47,368	35,290	95,703	65,700
Operating expenses:
General and administrative	16,622	13,693	34,967	27,318
Research and development	7,288	4,726	14,274	9,033
Sales and marketing	4,224	2,177	7,823	4,201
Total operating expenses	28,134	20,596	57,064	40,552
Operating income	19,234	14,694	38,639	25,148
Other (income) expense, net:
Other income	(10)	(23)	(30)	(24)
Interest expense, net	9,846	8,517	19,908	17,374
Total other expense, net	9,836	8,494	19,878	17,350
Income before provision for income taxes	9,398	6,200	18,761	7,798

Provision for income taxes	1,966	1,304	4,098	1,576
Net income	$7,432	$4,896	$14,663	$6,222

Class A preferred return	(9,232)	(8,462)	(18,165)	(16,747)
Net loss attributable to Class B unitholders	($1,800)	($3,566)	($3,502)	($10,525)

Weighted average units outstanding – basic and diluted	52,015,526	51,248,738	51,843,086	51,024,837
Loss per common unit – basic and diluted	($0.03)	($0.07)	($0.07)	($0.21)

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Subscription fees	$60,427	$44,000	$120,743	$82,771
Professional services	5,615	3,651	11,106	7,400
Other	2,432	1,884	4,436	2,982
Total	$68,474	$49,535	$136,285	$93,153

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Lending Software Solutions	$45,243	$32,799	$88,377	$63,338
Data Verification Software Solutions	23,231	16,736	47,908	29,815
Total	$68,474	$49,535	$136,285	$93,153
% Growth
TCI and TazWorks Contribution	24%		24%
Lending Software Solutions Contribution	13%		14%
Data Verification Software Contribution	1%		8%
Total % Growth	38%		46%

% Mortgage Loan Market Contribution
Lending Software Solutions Contribution	8%	12%	10%	11%
Data Verification Software Contribution	71%	94%	72%	92%
Total % Mortgage Loan Market Contribution	30%	39%	32%	37%

Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Six months ended June 30,
	2021	2020

Cash flows from operating activities:
Net income	$14,663	$6,222
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,957	19,458
Provision for doubtful accounts	89	300
Amortization of debt issuance costs	1,817	349
Unit-based compensation expense	1,308	1,313
Loss on disposal of fixed assets	207	72
Loss on sublease liability	405	–
Deferred income taxes	3,842	1,522
Other adjustments	(16)	–
Changes in operating assets and liabilities:
Accounts receivable	(2,641)	(5,777)
Prepaid expenses and other assets	(1,774)	(1,030)
Accounts payable	(39)	972
Accrued liabilities	(3,081)	(339)
Deferred revenue	10,221	7,286
Deferred rent	(49)	(31)
Net cash provided by operating activities	49,909	30,317
Cash flows from investing activities:
Acquisitions, net of cash acquired – TazWorks, LLC	(85,421)	–
Acquisitions, net of cash acquired – Saylent Technologies, Inc	(35,957)	–
Capitalized software additions	(2,216)	(1,428)
Purchases of property and equipment	(553)	(2,829)
Net cash used in investing activities	(124,147)	(4,257)
Cash flows from financing activities:
Repurchases of Class A Units	(54)	(900)
Repurchases of Class B Units	(1,887)	(1,420)
Proceeds from long-term debt	100,000	–
Principal payments of long-term debt	(2,590)	(2,078)
Payments of debt issuance costs	(1,970)	–
Payments of financing obligation due to related party	–	(40)
Payments of Class A cumulative preferred return	(12)	(135)
Payments of deferred offering costs	(2,008)	–
Holdback payment to prior shareholders, net related party receivable	(25,665)	–
Net cash provided by (used in) financing activities	65,814	(4,573)
Net increase (decrease) in cash, cash equivalents and restricted cash	(8,424)	21,487
Cash, cash equivalents and restricted cash, beginning of period	39,881	97,770
Cash, cash equivalents and restricted cash end of period	$31,457	$119,257
Reconciliation of cash, cash equivalents, and restricted cash
Cash and cash equivalents	$29,236	$119,257
Restricted cash	2,221	–
Cash, cash equivalents, and restricted cash	$31,457	$119,257
Supplemental disclosures of cash flow information:
Cash paid for interest	$18,078	$17,258
Cash paid for income taxes	212	69
Non-cash investing and financing activities:
Purchases of property and equipment included in accounts payable and accrued expenses	$56	$146
Deferred offering costs included in accounts payable and accrued expenses	327	–
Vesting of Class B Units	47	53
Paycheck Protection Program (“PPP”) Loan forgiven, reclassified from long- and short-term debt to payable due to sellers of Teledata Communications, Inc	2,142
Related party receivable net against holdback payment to prior shareholders	4,335

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except per unit amounts)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020

Operating Income	$19,234	$14,694	$38,639	$25,148
Add: stock-based compensation expense	665	673	1,308	1,313
Add: sponsor and third-party acquisition related costs	741	500	2,114	1,000
Non-GAAP operating income	20,640	15,867	42,061	27,461
Non-GAAP operating margin	30%	32%	31%	29%

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020

Net income (loss)	$7,432	$4,896	$14,663	$6,222
Add: stock-based compensation expense	665	673	1,308	1,313
Add: sponsor and third-party acquisition related costs	741	500	2,114	1,000
Non-GAAP net income	8,838	6,069	18,085	8,535
Non-GAAP basic net income per Class B unit	0.17	0.12	0.35	0.17
Non-GAAP diluted net income per Class B unit	0.16	0.11	0.32	0.15
Weighted average Class B units used to compute basic net loss per unit attributable to Class B unitholders	52,015,526	51,248,738	51,843,086	51,024,837
Weighted average Class B units used to compute diluted net loss per unit attributable to Class B unitholders	56,756,604	57,192,530	56,584,164	56,968,629
Non-GAAP net income margin	13%	12%	13%	9%

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020

Net income (loss)	$7,432	$4,896	$14,663	$6,222
Interest expense	9,846	8,517	19,908	17,374
Taxes	1,966	1,304	4,098	1,576
Depreciation and amortization	12,606	9,763	24,957	19,458
Unit-based compensation expense	665	673	1,308	1,313
Expenses associated with IPO	–	–	194	–
Sponsor and third-party acquisition related costs	741	500	2,114	1,000
Deferred revenue reduction from purchase accounting	178	171	502	347
Adjusted EBITDA	$33,434	$25,824	$67,744	$47,290
Adjusted EBITDA Margin	49%	52%	50%	51%

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020

Cost of revenue	$21,106	$14,245	$40,582	$27,453
Less: stock-based compensation expense	93	28	165	55
Less: amortization of developed technology	3,109	2,131	5,971	4,204
Non-GAAP cost of revenue	17,904	12,086	34,446	23,194
As a % of revenue	26%	24%	25%	25%

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020

Sales and marketing	$4,224	$2,177	$7,823	$4,201
Less: stock-based compensation expense	137	72	273	141
Non-GAAP sales and marketing	4,087	2,105	7,550	4,060
As a % of revenue	6%	4%	6%	4%

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020

Research and development	$7,288	$4,726	$14,274	$9,033
Less: stock-based compensation expense	82	88	164	159
Non-GAAP research and development	7,206	4,638	14,110	8,874
As a % of revenue	11%	9%	10%	10%

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020

General & administrative	$16,622	$13,693	$34,967	$27,318
Less: stock-based compensation expense	353	485	706	958
Less: depreciation expense	588	589	1,171	1,169
Less: amortization of intangibles	8,909	7,043	17,815	14,085
Non-GAAP general & administrative	6,772	5,576	15,275	11,106
As a % of revenue	10%	11%	11%	12%

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020

Net cash provided by operating activities	$21,212	$11,744	$49,909	$30,317
Less: Capital expenditures	308	1,159	553	2,829
Less: Capitalized software	1,412	738	2,216	1,428
Free cash flow	$19,492	$9,847	$47,140	$26,060